                                                             Exhibit 4.1

                            CHARLOTTE RUSSE
            INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

COMMON STOCK                                          CUSIP (TO COME)
                                           SEE REVERSE FOR CERTAIN DEFINITIONS


This Certifies that




Is the owner of


       FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, PAR
                    VALUE $.01 PER SHARE, OF

Charlotte Russe Holding, Inc., (the "Corporation"), a Delaware corporation. The shares represented by this certificate are transferable only on the stock transfer books of the Corporation by the holder of record hereof, or by the holder's duly authorized attorney or legal representative, upon the surrender of this certificate properly endorsed.

This certificate is not valid until countersigned by the Corporation's transfer agent and registrar.

     IN WITNESS WHEREOF, the Corporation has caused this certificate to be executed by the facsimile signatures of its duly authorized officers and has caused a facsimile of its corporate seal to be hereunto affixed.

Dated:                       [Seal]


/s/ [ILLEGIBLE]                                    /s/ [ILLEGIBLE]
- ----------------------                             --------------------------
SECRETARY                                          CHIEF EXECUTIVE OFFICER


COUNTERSIGNED AND REGISTERED:
CHASEMELLON SHAREHOLDER SERVICES, L.L.C.
BY              Transfer Agent and Registrar


                Authorized Officer

                         CHARLOTTE RUSSE HOLDING, INC.

     A statement of the rights, preferences, privileges and restrictions granted to or imposed upon the respective classes or series of shares of stock of the Corporation, and upon the holders thereof as established by the Certificate of Incorporation or by any certificate of determination of preferences, and the number of shares constituting each series or class and the designations thereof, may be obtained by any stockholder of the Corporation upon request and without charge from the Secretary of the Corporation at the principal office of the Corporation.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common      UNIF GIFT MIN ACT - _____ Custodian _____
TEN ENT - as tenants by the entireties                 (Cust)          (Minor)
JT TEN  - as joint tenants with right of         under Uniform Gifts to Minors
          survivorship and not as tenants        Act _________________________
          in common                                           (State)

                            UNIF TRF MIN ACT - _____ Custodian (until age ____)
                                               (Cust)
                                               ________ under Uniform Transfers
                                               (Minor)
                                               to Minors Act __________________
                                                                 (State)

     Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, ____________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE

- -------------------------------------

- -----------------------------------------------------------------------------
    (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE,
      OF ASSIGNEE)
- -----------------------------------------------------------------------------

- -----------------------------------------------------------------------------

- ---------------------------------------------------------------------- Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

- --------------------------------------------------------------------- Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ______________________________________


             _________________________________________________________________
             NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH
             THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.


SIGNATURE(S) GUARANTEED:



BY ___________________________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15